UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2016, MaxLinear, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Microsemi Storage Solutions, Inc., formerly known as PMC-Sierra, Inc., (“Microsemi”) and consummated the transactions contemplated by the Asset Purchase Agreement. Pursuant to the Asset Purchase Agreement, Microsemi sold (and caused its applicable subsidiaries to sell) to the Company (or to the Company’s applicable subsidiary designees) certain assets of Microsemi’s (or its applicable subsidiaries’) wireless access line business (the “WAL Business”).

As consideration for the assets sold by Microsemi (or by its applicable subsidiaries) under the Asset Purchase Agreement, the Company (or the Company’s applicable subsidiary designees) paid a total of $21.0 million to Microsemi (or to its applicable subsidiaries). Pursuant to the Asset Purchase Agreement, the Company’s wholly-owned Canadian subsidiary assumed certain specified liabilities concerning accrued severance rights and vacation of the employees of the WAL Business that were or will be rehired by the Company’s wholly-owned Canadian subsidiary, as expressly set forth in the Asset Purchase Agreement. The Asset Purchase Agreement also contains customary representations, warranties and covenants, including non-competition, non-solicitation, and indemnification provisions set forth therein.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Asset Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Reference is made to Item 1.01 of this Report regarding the consummation of the transactions contemplated by the Asset Purchase Agreement.

Item 8.01. Other Events

On April 28, 2016, the Company issued a press release announcing the execution and consummation of the Asset Purchase Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Abbreviated financial statements of the WAL Business will be filed by amendment to this Report no later than seventy-one (71) calendar days following the date that this Report is required to be filed.

(b)	Pro Forma Financial Information.

Unaudited abbreviated pro forma financial information will be filed by amendment to this Report no later than seventy-one (71) calendar days following the date that this Report is required to be filed.

(d)	Exhibits

Exhibit	Description

10.1	Asset Purchase Agreement, by and between the Company and Microsemi, dated as of April 28, 2016.

99.1	Press Release, dated April 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2016	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description

10.1	Asset Purchase Agreement, by and between the Company and Microsemi, dated as of April 28, 2016.

99.1	Press Release, dated April 28, 2016.

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